UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 21, 2019

Commission	Registrant, State of Incorporation	Employer
File Number	Address and Telephone Number	Identification No.
1-9052	DPL INC.	31-1163136
(An Ohio corporation)
1065 Woodman Drive
Dayton, Ohio 45432
937-259-7215

1-2385	THE DAYTON POWER AND LIGHT COMPANY	31-0258470
(An Ohio corporation)
1065 Woodman Drive
Dayton, Ohio 45432
937-259-7215

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
DPL Inc.	☐
The Dayton Power and Light Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

DPL Inc.	☐
The Dayton Power and Light Company	☐

Item 1.01	Entry into a Material Definitive Agreement

As previously reported, on November 21, 2019, the Public Utilities Commission of Ohio (“PUCO”) issued a Supplemental Opinion and Order (the “PUCO Order”) modifying and amending the March 13, 2017 Amended Stipulation and Recommendation (the “Stipulation”) of The Dayton Power and Light Company (“DP&L”) previously approved by the PUCO on October 20, 2017 and establishing DP&L’s third electric security plan (“ESP 3”). Among other matters, the PUCO Order invalidated the Distribution Modernization Rider (“DMR”) component of ESP 3 and directed DP&L to file amended tariffs to be effective by November 29, 2019 removing from ESP 3 the DMR and other provisions tied to the term or expiration of the DMR that were included in the Stipulation. DP&L intends to file amended tariffs in the ESP 3 docket at the PUCO on November 29, 2019 for removal of the DMR and related items (the “DMR Removal”).

On November 25, 2019, DP&L made a filing with the PUCO exercising its statutory rights to withdraw its ESP 3 application (the “ESP 3 Withdrawal”), including the entire ESP 3 and the Stipulation, and to implement replacement rates (“ESP 1 Rate Implementation”), including a rate stabilization charge, consistent with DP&L’s most recent standard service offer approved by the PUCO in 2016 based on DP&L’s first electric security plan (“ESP 1”). On that same date, DP&L also made a filing with the PUCO (“ESP 1 Rate Notice”) that includes the proposed ESP 1 rates that DP&L intends to implement. Implementation of the proposed replacement ESP 1 rates is subject to PUCO approvals, which DP&L expects to receive no later than the end of 2019. Until replacement rates are implemented, ESP 3 rates, as adjusted by the DMR Removal, will remain in effect.

Item 8.01     Other Events

The information set forth above under Item 1.01 is incorporated herein by reference.

DP&L’s ESP 3 docket, which includes copies of the PUCO Order and the ESP 3 Withdrawal and ESP 1 Rate Implementation filing, is available at the website of the PUCO at www.puco.ohio.gov (the “PUCO Website”) by searching Case No. 16-0395-EL-SSO, and DP&L’s ESP 1 docket, including the ESP 1 Rate Notice, is available at the PUCO Website by searching Case No. Case No. 08-1094-EL-SSO. The information on the PUCO Website is not incorporated herein.

Forward-Looking Statements
This current report contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements include, but are not limited to, statements regarding management’s intents, beliefs, and current expectations and typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “would,” “intend,” “believe,” “project,” “estimate,” “plan”, and similar words. Such forward-looking statements include, but are not limited to, proposed regulatory filings and expectations of PUCO approvals and effective rates, and other management expectations and similar matters. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute current expectations based on reasonable assumptions.

Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties, and other factors. Important factors that could affect actual results are discussed in DPL’s and DP&L’s filings with the Securities and Exchange Commission, including, but not limited to, the risks discussed under Item 1A “Risk Factors” in DPL’s and DP&L’s 2018 Annual Report on Form 10-K. Readers are encouraged to read DPL’s and DP&L’s filings to learn more about the risk factors associated with DPL’s and DP&L’s businesses. DPL and DP&L undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Any security holder who desires copies of DPL or DP&L’s periodic reports filed with the Securities and Exchange Commission may obtain copies (excluding Exhibits) without charge by addressing a request to the Office of the Secretary, DPL Inc., 1065 Woodman Drive, Dayton, Ohio 45432. Exhibits also may be requested, but a charge equal to the reproduction cost thereof will be made. Copies of such reports also may be obtained by visiting DP&L’s website at www.dpandl.com.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: November 27, 2019	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	General Counsel and Secretary

The Dayton Power and Light Company

Date: November 27, 2019	By:	/s/ Judi L. Sobecki
	Name:	Judi L. Sobecki
	Title:	Vice President, General Counsel and Secretary